UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current  Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported):

November 19, 2003

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107
(Address of principal executive offices)

(626) 351-4664
(Registrant’s telephone number, including area code)

Item 7.                                                      Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Press Release, dated November 19, 2003, reporting the results of operations for the Registrant’s fourth fiscal quarter ended September 28, 2003.

Item 12.                                               Results of Operations and Financial Condition.

On November 19, 2003 Tetra Tech, Inc. (the “Registrant”) reported its results of operations for its fourth fiscal quarter ended September 28, 2003.  A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2003

TETRA TECH, INC.

By:	/s/ DAVID W. KING
David W. King
Executive Vice President and
Chief Financial Officer